Legal Contingencies	12 Months Ended
Dec. 31, 2018
Commitments and Contingencies Disclosure [Abstract]
Legal Contingencies
Legal contingencies
ASML is party to various legal proceedings generally incidental to our business. ASML also faces exposures from other actual or potential claims and legal proceedings. In addition, ASML’s customers may be subject to claims of infringement from third parties alleging that the ASML equipment used by those customers in the manufacture of semiconductor products, and / or the methods relating to use of the ASML equipment, infringes one or more patents issued to those third parties. If these claims were successful, ASML could be required to indemnify such customers for some or all of the losses incurred or damages assessed against them as a result of that infringement.
We accrue for legal costs related to litigation and legal proceedings in our Consolidated Statements of Operations at the time when the related legal services are actually provided to us.
In 2018, EUR 131.0 million losses were recorded as a charge to our Consolidated Statements of Operations (2017: EUR 0.0 million and 2016: EUR 8.4 million).
In April 2017, Nikon sued ASML in both the Netherlands and Japan, alleging that the manufacture, sale, and / or use by ASML of certain equipment infringes asserted Nikon patents, and requesting both damages and injunctive relief prohibiting the sale or manufacture of such equipment. Nikon also sued in Germany, Carl Zeiss SMT GmbH, a supplier to ASML of components that ASML sells with or as part of certain lithography equipment. Nikon alleged that the manufacture, sale, and / or use of certain of these Carl Zeiss SMT GmbH components infringe asserted Nikon patents, and also sought damages and an injunction prohibiting Carl Zeiss SMT GmbH from manufacturing or exporting certain components. Certain of these proceedings resulted in court judgments during 2018 in the Netherlands, Germany and the United States, and in most instances, the judgments were favorable to ASML.
In response to Nikon’s actions, ASML, in some cases jointly with Carl Zeiss SMT GmbH and / or its affiliates, filed several lawsuits against Nikon both in Japan and in a number of venues in the US and other jurisdictions, alleging patent infringement of certain patents owned by ASML and / or Carl Zeiss SMT GmbH and / or its affiliates.
On January 23, 2019, ASML entered into a binding MOU with Nikon and Carl Zeiss SMT relating to a comprehensive settlement of all pending disputes between Nikon, ASML and Zeiss.
The terms of the MOU include a payment to Nikon by ASML and Zeiss of a total of EUR 150.0 million, and the cross-license agreement to be executed among the parties as contemplated by the MOU includes royalty payments of 0.8% by ASML to Nikon, and by Nikon to ASML, over the sales of their respective immersion lithography systems for 10 years from date of the definitive agreements giving effect to the MOU. We accrued an amount of EUR 131.0 million representing ASML’s part of the EUR 150.0 million, see Note 15 Accrued and other liabilities.